UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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Blucora, inc.
(Name of Registrant as Specified in Its Charter)

ANCORA CATALYST INSTITUTIONAL, LP

ANCORA CATALYST, LP

ANCORA MERLIN INSTITUTIONAL, LP

ANCORA MERLIN, LP

ANCORA ALTERNATIVES LLC

ANCORA ADVISORS, LLC

ANCORA FAMILY WEALTH ADVISORS, LLC

THE ANCORA GROUP INC.

INVERNESS HOLDINGS LLC

ANCORA HOLDINGS INC.

FREDERICK D. DISANTO

CINDY SCHULZE FLYNN

ROBERT D. MACKINLAY

KIMBERLY SMITH SPACEK

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Ancora Catalyst Institutional, LP, together with the other participants named herein (collectively, “Ancora”), has filed a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2021 annual meeting of stockholders of Blucora, Inc., a Delaware corporation (the “Company”).

On March 2, 2021, Ancora launched a website to communicate with the Company’s stockholders. The website address is: www.ABetterBlucora.com. The following materials were posted by Ancora to www.ABetterBlucora.com:

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DISCLAIMER

The views expressed on this website represent the opinions of Ancora Catalyst Institutional, LP and the other participants in the solicitation (collectively, the "Participants"), which beneficially own shares of Blucora, Inc. (the "Company") and are based on publicly available information with respect to the Company. The Participants recognize that there may be confidential information in the possession of the Company that could lead it or others to disagree with the Participants' conclusions. The Participants reserve the right to change any of the opinions expressed herein at any time as they deem appropriate and disclaim any obligation to notify the market or any other party of any such changes. The Participants disclaim any obligation to update the information or opinions contained on this website.

Certain financial projections and statements made herein have been derived or obtained from filings made with the Securities and Exchange Commission ("SEC") or other regulatory authorities and from other third party reports. Neither the Participants nor any of their affiliates shall be responsible or have any liability for any misinformation contained in any third party SEC or other regulatory filing or third party report. There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the opportunities identified by the Participants herein are based on assumptions that the Participants believe to be reasonable as of the date of the materials on this website, but there can be no assurance or guarantee that actual results or performance of the Company will not differ, and such differences may be material.

The materials on this website are provided merely as information and are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security. The Participants currently beneficially own shares of the Company. It is possible that there will be developments in the future that cause the Participants from time to time to sell all or a portion of their holdings of the Company in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such shares.

Although the Participants believe the statements made in this website are substantially accurate in all material respects and does not omit to state material facts necessary to make those statements not misleading, the Participants make no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and the Participants expressly disclaim any liability relating to those statements or communications (or any inaccuracies or omissions therein). Thus, stockholders and others should conduct their own independent investigation and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant.

This website may contain links to articles and/or videos (collectively, "Media"). The views and opinions expressed in such Media are those of the author(s)/speaker(s) referenced or quoted in such Media and, unless specifically noted otherwise, do not necessarily represent the opinion of the Participants.

This website may not be deemed to constitute solicitation material and is intended solely to inform stockholders so that they may make an informed decision regarding the proxy solicitation, as explained in greater detail below.

Cautionary Statement Regarding Forward-Looking Statements

The materials on this website contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "potential," "opportunity," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Participants. Although the Participants believe that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of these materials, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. The Participants will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements

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Cautionary Statement Regarding Forward-Looking Statements

The materials on this website contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "potential," "opportunity," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Participants. Although the Participants believe that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of these materials, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. The Participants will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

ANCORA STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR.

The participants in the proxy solicitation are anticipated to be Ancora Catalyst Institutional, LP ("Ancora Catalyst Institutional"), Ancora Catalyst, LP ("Ancora Catalyst"), Ancora Merlin Institutional, LP ("Ancora Merlin Institutional"), Ancora Merlin, LP ("Ancora Merlin"), Ancora Advisors, LLC ("Ancora Advisors"), Ancora Alternatives LLC ("Ancora Alternatives"), Ancora Family Wealth Advisors, LLC ("Ancora Family Wealth"), The Ancora Group Inc. ("Ancora Inc."), Inverness Holdings LLC ("Inverness Holdings"), Ancora Holdings Inc. ("Ancora Holdings"), Frederick D. DiSanto, Cindy Schulze Flynn, Robert D. MacKinlay and Kimberly Smith Spacek.

As of the date hereof, Ancora Catalyst Institutional directly owns 750,948 shares of common stock, par value $0.0001 per share, of the Company (the "Common Stock"). As of the date hereof, Ancora Catalyst directly owns 60,242 shares of Common Stock. As of the date hereof, Ancora Merlin Institutional directly owns 745,641 shares of Common Stock. As of the date hereof, Ancora Merlin directly owns 64,822 shares of Common Stock. As of the date hereof, 2,000 shares of Common Stock were held in a certain managed account for which Ancora Advisors serves as the investment adviser to (the "Ancora Advisors SMAs"). As of the date hereof, 7,500 shares of Common Stock were held in a certain managed account for which Ancora Family Wealth serves as the investment adviser to (the "Ancora Family Wealth SMAs"). Ancora Alternatives, as the investment advisor and general partner to each of Ancora Catalyst Institutional, Ancora Catalyst, Ancora Merlin Institutional and Ancora Merlin, may be deemed to the beneficial owner of an aggregate of 1,621,653 shares of Common Stock owned by Ancora Catalyst Institutional, Ancora Catalyst, Ancora Merlin Institutional and Ancora Merlin. Ancora Inc., as the sole member of Ancora Advisors, may be deemed to beneficially own the 2,000 shares of Common Stock held in the Ancora Advisors SMAs. Inverness Holdings, as the sole member of Ancora Family Wealth, may be deemed the beneficial owner of the 7,500 shares of Common Stock held in the Ancora Family Wealth SMAs. Ancora Holdings, as the sole member of each of Ancora Alternatives and Inverness Holdings and the sole shareholder of Ancora Inc., may be deemed the beneficial owner of an aggregate of 1,631,153 shares of Common Stock owned by Ancora Catalyst Institutional, Ancora Catalyst, Ancora Merlin Institutional, Ancora Merlin and held in the Ancora Advisors SMAs and Ancora Family Wealth SMAs. Mr. DiSanto, as the Chairman and Chief Executive Officer of Ancora Holdings, may be deemed the beneficial owner of 1,631,153 shares of Common Stock owned by Ancora Catalyst Institutional, Ancora Catalyst, Ancora Merlin Institutional, Ancora Merlin and held in the Ancora Advisors SMAs and Ancora Family Wealth SMAs. As of the date hereof, neither Mr. MacKinlay nor Mses. Flynn and Spacek own any shares of Common Stock.

This communication is not a solicitation of a proxy, which may be done only pursuant to a definitive proxy statement.

I have read and agree to the terms of this website.

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After years of negative returns, rash acquisitions and chronic C-suite turnover, Blucora stockholders deserve a boardroom audit.

Ancora has nominated a four-member slate of director candidates with the right experience to help build a better Blucora for all stockholders.

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CASE FOR CHANGE

We believe Blucora's shares trade at a significant discount due to mismanagement in the boardroom.

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DIRECTOR CANDIDATES

Our four nominees have the diverse experience and skillsets that Blucora needs.

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Case For Change

Ancora's singular goal is to help our fellow investors realize the value of their investment by building a better Blucora.

Over the past few years, the Company's Board has delivered negative returns for stockholders, made poor capital allocation decisions, allowed corporate costs to swell, presided over an ill-advised acquisition strategy and overseen an alarming turnover rate in the C-suite.

Perhaps most concerning – and reflective of the Board's anti-stockholder culture – is the Company's shameless attempt to try and deter Ancora from nominating director candidates for election at this year's Annual Meeting. The Company and its high-priced external legal advisors' entrenchment maneuvers only make it all the more clear that profound, investor-driven change is urgently needed to restore trust in Blucora.

A brief summary of the issues that compelled us to seek boardroom change at this year's Annual Meeting:

- **Negative TSR and Underperformance Relative to Peers.** Blucora has delivered *negative returns* for stockholders over several horizons, including 1-year and 3-year timeframes. The Company's stock has also consistently and significantly underperformed both its ISS and proxy peers over 1-year and 3-year periods as well as longer-term timeframes.

- **Substantial Sum-of-the-Parts (SOTP) and Private Market Value Discounts.** Blucora is currently trading at a depressed valuation multiple relative to the multiples that Ancora believes could be garnered by the Avantax and TaxAct businesses on a standalone basis. Ancora estimates that closing the SOTP discount could unlock a 40-75% upside from Blucora's current trading levels based on the Company's projected FY2021 EBITDA and assuming that any gain on the sale of the TaxAct business would be offset by the Company's substantial net operating losses. Ancora's analysis finds that private market transaction multiples for both tax-related and RIA assets are materially higher than Blucora's current valuation multiple.

- **Poor Capital Allocation Has Led to Major Goodwill Impairment.** Since 2015, the Board has approved the deployment of ~$940 million on three large acquisitions: HD Vest in 2015, 1st Global in 2019 and HK Financial Services in 2020. However, in May 2020, Blucora recorded a ~$271 million goodwill impairment charge related to two of these acquisitions (HD Vest and 1st Global), representing ~35% of the combined ~$780 million transaction value.

- **Bloated Corporate Infrastructure Diluting Stockholder Value.** Since 2015, Blucora's corporate costs have averaged ~$20 million annually, with an upward trend. At the current valuation multiple (~9.5x FY 2021 EBITDA), corporate costs alone represent a drag on stockholder value in excess of

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- **Bloated Corporate Infrastructure Diluting Stockholder Value.** Since 2015, Blucora's corporate costs have averaged ~$20 million annually, with an upward trend. At the current valuation multiple (~9.5x FY 2021 EBITDA), corporate costs alone represent a drag on stockholder value in excess of $200 million.

- **Ineffective Board Oversight and Troubling Management Turnover.** Since 2018, the Company has suffered an alarming turnover rate among management, including the loss of both the Company's CEO and CFO within just a few weeks of the acquisition of HK Financial Services, a material transaction. Ancora believes these events have shaken investor confidence in the Company and highlight the Board's ineffective oversight of management.

- **Entrenchment and Manipulation of Board Election Process.** Rather than consider and meaningfully respond to Ancora's concerns, the Company is wasting stockholder resources on high-priced advisors to try to block Ancora's valid and timely nomination of director candidates. Among other things, the Company is taking the highly unusual and inequitable step of requiring, as a condition of the submission of stockholder nominations, that Ancora's nominees consent to being named in the Company's proxy materials. Ancora views this coercive demand as an obvious entrenchment scheme that is designed to confuse stockholders into believing that Ancora's nominees support the incumbents when, in fact, they do not. After enduring several weeks of increasingly outlandish legal maneuvers to frustrate and disallow Ancora from nominating director candidates, Ancora filed a lawsuit this week against Blucora and the Board in the U.S. District Court for the District of Delaware in order to ensure a fair, open election contest. Among other things, Ancora is seeking injunctive and declaratory relief that would enjoin the Company from enforcing certain onerous and, Ancora believes, unlawful requirements that would prevent or skew an election contest.

We believe a refreshed Board can help address Blucora's challenges and ultimately unlock substantial value for stockholders by:

- Refocusing the Company's attention and resources on operating, improving and growing the Avantax business.

- Creating special committee of independent directors to assess operational improvements and explore strategic alternatives for the TaxAct business.

- Establishing a disciplined capital allocation framework that emphasizes paying off current debt and eventually implementing a stock-repurchase program.

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- **Entrenchment and Manipulation of Board Election Process.** Rather than consider and meaningfully respond to Ancora's concerns, the Company is wasting stockholder resources on high-priced advisors to try to block Ancora's valid and timely nomination of director candidates. Among other things, the Company is taking the highly unusual and inequitable step of requiring, as a condition of the submission of stockholder nominations, that Ancora's nominees consent to being named in the Company's proxy materials. Ancora views this coercive demand as an obvious entrenchment scheme that is designed to confuse stockholders into believing that Ancora's nominees support the incumbents when, in fact, they do not. After enduring several weeks of increasingly outlandish legal maneuvers to frustrate and disallow Ancora from nominating director candidates, Ancora filed a lawsuit this week against Blucora and the Board in the U.S. District Court for the District of Delaware in order to ensure a fair, open election contest. Among other things, Ancora is seeking injunctive and declaratory relief that would enjoin the Company from enforcing certain onerous and, Ancora believes, unlawful requirements that would prevent or skew an election contest.

We believe a refreshed Board can help address Blucora's challenges and ultimately unlock substantial value for stockholders by:

- Refocusing the Company's attention and resources on operating, improving and growing the Avantax business.
- Creating special committee of independent directors to assess operational improvements and explore strategic alternatives for the TaxAct business.
- Establishing a disciplined capital allocation framework that emphasizes paying off current debt and eventually implementing a stock-repurchase program.

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Director Candidates

After carefully assessing Blucora's needs, we assembled a highly-qualified slate with strong experience in capital allocation, corporate governance, internal and external communications, transactions and strategic planning.

If elected, our slate will explore all means to maximize stockholder value, including assessing cost containment efforts and exploring a potential sale of the TaxAct business. Our director candidates have the relevant industry experience and fresh viewpoints that are sorely needed to help Blucora realize a brighter future – not further its legacy of rash, poorly-conceived transactions.

Frederick D. DiSanto

Frederick D. DiSanto, who has served as the Chairman and Chief Executive Officer of Ancora Holdings, the direct and indirect parent company of Ancora Alternatives LLC, Ancora Advisors, LLC and certain other registered investment advisors, since January 2006 and December 2014, respectively. Mr. DiSanto also serves as the Chief Executive Officer and on the Board of Directors of Regional Brands Inc., a publicly traded holding company focused on acquiring substantial ownership in regional companies with strong brand recognition, since November 2015. Prior to joining Ancora Holdings, Mr. DiSanto served as Executive Vice President and Manager of Fifth Third Bancorp, a diversified financial services company, and as the President and Chief Operating Officer of Maxus Investment Group, an investment management firm, which was later acquired by Fifth Third. Currently, Mr. DiSanto serves on the Board of Directors of each of the Alithya Group Inc, a strategy and digital transformation company, since November 2018 and The Eastern Company, a manager of industrial businesses that designs, manufactures and sells engineered solutions, since April 2016. Previously, Mr. DiSanto served on the Board of Directors of Edgewater Technology, Inc. (n/k/a Alithya Group inc.), from February 2017 until it was acquired by Alithya in November 2018.

Cindy Schulze Flynn

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Cindy Schulze Flynn

Cindy Schulze Flynn, who has been the Chief Marketing and Communications Officer of Union Home Mortgage, a privately held financial services firm, since May 2020, previously serving as an Advisory Board member, since January 2020. Before that, Ms. Flynn served as the founder of Arrowhead Consulting, a strategic and tactical consulting firm, from January 2019 to December 2019. From 2009 to September 2018, Ms. Flynn served as the Executive Vice President, Chief Administrative & Marketing Officer of the New York Community Bancorp, Inc., a bank holding company. Prior to that, Ms. Flynn served as the Senior Vice President, Chief Marketing Officer at AmTrust Bank, a Cleveland based bank, the Executive Vice President, Brand Director at Citizen Financial Group, Inc., a retail bank holding company, the Senior Vice President, Chief Marketing Officer of Charter One Financial, Inc., a bank holding company, and held various senior positions at KeyCorp, a bank holding company.

Robert D. MacKinlay

Robert D. MacKinlay, who has served as the Executive Vice President and Chief Financial Officer of Gardiner Service Company, Inc., a leading HVAC & building services company, a position he has held since November 2020. Prior to that, Mr. MacKinlay had an extensive career at Cohen & Company, an assurance, tax and advisory service to clients in the United States and throughout the world, where he most recently served as National Managing Partner, Private Companies, from September 2019 to September 2020; and President, Private Company Services, from September 2013 to August 2019.

Kimberly Smith Spacek

Kimberly Smith Spacek, who is a Partner and the Director of Marketing and Investor Relations at Owl Creek Asset Management, L.P., a global investment advisory firm, where she has held such positions since 2008 and 2005, respectively. Prior to her role at Owl Creek, Ms. Spacek was a partner at Davidson Kempner Capital Management LP, a global multi-strategy institutional alternative asset management firm, and previously served as an Assistant Vice President at ABN AMRO Bank N.V., a Netherlands-based bank offering products and services to retail, private and corporate clients.

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A NOTE FROM OUR DIRECTOR CANDIDATES ON BLUCORA'S VALUABLE EMPLOYEES:

Despite believing that significant leadership changes are needed, we want to stress that we recognize the value created by Blucora's employees. This is why our slate is already evaluating improved compensation structures that will incentivize and reward them. Our nominees want to help create increased opportunity for Blucora's employees by basing compensation (including equity) on performance, ensuring that key contributors are appropriately rewarded and aligning them with stockholders. Make no mistake: we view Blucora's employees as the backbone of the organization, and plan to compensate them accordingly.

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Resources

Important Materials

Ancora Nominates Four Highly-Qualified Candidates for Election to the Board of Blucora, Inc. | February 25, 2021

Ancora Sends Letter to Stockholders of Blucora, Inc. | February 25, 2021

Recent News Coverage

Ancora Nominates Blucora Directors, Pushes for Tax Business Sale | *Bloomberg* | February 25, 2021

Ancora Nominates Directors at Wealth, Tax Adviser Blucora | *The Deal* | February 25, 2021

Ancora nominates 4 at Blucora | *Activist Insight* | February, 25 2021

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Contact

For Investors:

James Chadwick
Ancora Alternatives LLC
(216) 593-5048
jchadwick@ancora.net

John Ferguson
Saratoga Proxy Consulting LLC
(212) 257-1311
Info@saratogaproxy.com

For Media:

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Greg Marose / Charlotte Kiaie, 347-343-2999
gmarose@profileadvisors.com / ckiaie@profileadvisors.com

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We may disclose information when we, in good faith, believe that the law requires it or for the protection of our legal rights.

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We are not responsible for the practices employed by websites linked to or from our Site nor the information or content contained therein. Often links to other websites are provided solely as pointers to information on topics that may be useful to the users of our Site.

Please remember that your browsing and interaction on any other website, including websites which have a link on our Site, is subject to that website's own rules and policies. Please read over those rules and policies before proceeding.

Your Consent.

By using the Site you consent to this Privacy Policy. We reserve the right to make changes to this Privacy Policy from time to time. Revisions will be posted on this page. We suggest you check this page occasionally for updates.

Contacting Us.

If you have any questions about this Privacy Policy, the practices of the Site, or your dealings with the Site, you can contact our proxy solicitor at:

Saratoga Proxy Consulting, LLC
520 8th Avenue, 14th Floor
New York NY 10018
(212) 257-1311

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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TERMS OF USE

This website, https://www.ABetterBlucora.com (the "Site"), sponsored by Ancora Catalyst Institutional, LP and certain of its respective affiliates (collectively, the "Sponsors"), is for informational purposes only. You may use the Site for non-commercial, lawful purposes only. Your access to and use of the Site is subject to and governed by these Terms and Conditions. By accessing and browsing the Site, you accept, without limitation or qualification, and agree to be bound by, these Terms and Conditions and all applicable laws.

Nothing on this Site is intended to be, nor should it be construed or used as, investment, tax, legal or financial advice, a recommendation whether or how to vote any proxy or any other kind of recommendation, an opinion of the appropriateness of any security or investment, or an offer, or the solicitation of any offer, to buy or sell any security or investment. The Sponsors are not soliciting any action based upon the Site and are not responsible for any decision by any stockholder, and the Site should not be construed as a solicitation to procure, withhold or revoke any proxy.

1. You should assume that everything you see or read on the Site is material owned or exclusively represented by the Sponsors and protected by copyright unless otherwise expressly noted, and may not be used except as provided in these Terms and Conditions or in the text of the Site without the Sponsors' written permission.The Sponsors expressly neither warrant nor represent that your use of materials displayed on the Site will not infringe rights of third parties not owned by or affiliated with the Sponsors.
2. While the Sponsors endeavor to ensure that only accurate and up to date information is on the Site, the Sponsors make no warranties or representations as to the accuracy of any of the posted information.The Sponsors assume no liability or responsibility for any errors or omissions in the content of the Site.
3. The Site is provided "AS IS."The Sponsors do not make any representations or warranties, whether express or implied, regarding or relating to the Site or any associated hardware or software, including the content or operations of either.
4. YOU EXPRESSLY ACKNOWLEDGE THAT USE OF THE SITE IS AT YOUR SOLE RISK.NEITHER THE SPONSORS OR THEIR AFFILIATED COMPANIES NOR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS, THIRD PARTY CONTENT PROVIDERS OR LICENSORS (COLLECTIVELY THE "SPONSOR PARTIES") WARRANT THAT THE SITE WILL BE UNINTERRUPTED OR ERROR FREE, NOR DO THEY MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM USE OF THE SITE, OR AS TO THE ACCURACY, RELIABILITY OR CONTENT OF ANY INFORMATION, SERVICE, OR MERCHANDISE PROVIDED THROUGH THE SITE. THE SITE IS PROVIDED ON AN "AS IS" BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OTHER THAN THOSE WARRANTIES WHICH ARE IMPLIED BY AND INCAPABLE OF EXCLUSION, RESTRICTION OR MODIFICATION UNDER THE LAWS APPLICABLE TO THIS AGREEMENT.

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THIS DISCLAIMER OF LIABILITY APPLIES TO ANY DAMAGES OR INJURY CAUSED BY ANY FAILURE OF PERFORMANCE, ERROR, OMISSION, INTERRUPTION, DELETION, DEFECT, DELAY IN OPERATION OR TRANSMISSION, COMPUTER VIRUS, COMMUNICATION LINE FAILURE, THEFT OR DESTRUCTION OR UNAUTHORIZED ACCESS TO, ALTERATION OF, OR USE OF RECORD, WHETHER FOR BREACH OF CONTRACT, TORTIOUS BEHAVIOR, NEGLIGENCE, OR UNDER ANY OTHER CAUSE OF ACTION. YOU SPECIFICALLY ACKNOWLEDGE THAT THE SPONSORS ARE NOT LIABLE FOR THE DEFAMATORY, OFFENSIVE OR ILLEGAL CONDUCT OF OTHER USERS OR THIRD PARTIES AND THAT THE RISK OF INJURY FROM THE FOREGOING RESTS ENTIRELY WITH YOU.

IN NO EVENT WILL THE SPONSORS, THE SPONSOR PARTIES OR ANY PERSON OR ENTITY INVOLVED IN CREATING, PRODUCING OR DISTRIBUTING THE SITE BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE THE SITE. YOU HEREBY ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION SHALL APPLY TO ALL CONTENT ON THE SITE.

IN ADDITION TO THE TERMS SET FORTH ABOVE, NEITHER THE SPONSORS NOT THE SPONSOR PARTIES SHALL BE LIABLE, REGARDLESS OF THE CAUSE OR DURATION, FOR ANY ERRORS, INACCURACIES, OMISSIONS, OR OTHER DEFECTS IN, OR UNTIMELINESS OR UNAUTHENTICITY OF, THE INFORMATION CONTAINED WITHIN THE SITE, OR FOR ANY DELAY OR INTERRUPTION IN THE TRANSMISSION THEREOF TO YOU, OR FOR ANY CLAIMS OR LOSSES ARISING THEREFROM OR OCCASIONED THEREBY. NONE OF THE FOREGOING PARTIES SHALL BE LIABLE FOR ANY THIRD-PARTY CLAIMS OR LOSSES OF ANY NATURE, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, PUNITIVE OR CONSEQUENTIAL DAMAGES AND THE AGGREGATE TOTAL LIABILITY OF THE SPONSOR PARTIES TO YOU OR ANY END USER FOR ALL DAMAGES, INJURY, LOSSES AND CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) ARISING FROM OR RELATING TO THIS AGREEMENT OR THE USE OF OR INABILITY TO USE THE SITE SHALL BE LIMITED TO PROVEN DIRECT DAMAGES IN AN AMOUNT NOT TO EXCEED ONE HUNDRED DOLLARS ($100).

SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF CERTAIN LIABILITY OR WARRANTIES, IN WHICH EVENT SOME OF THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU. In such jurisdictions, the Sponsors' liability is limited to the greatest extent permitted by law. You should check your local laws for any restrictions or limitations regarding the exclusion of implied warranties.

5. Artwork, images, names, and likenesses displayed on the Site are either the property of, or used with permission by, the Sponsors.The reproduction and use of any of these by you is prohibited unless specific permission is provided on the Site or otherwise. Any unauthorized use may violate copyright laws, trademark laws, privacy and publicity laws, and/or communications regulations and statutes.
6. The trademarks, service marks, logos, and other indicia, including of the Sponsors (collectively the "Trademarks"), which appear on the Site are registered and unregistered trademarks of the Sponsors and others.Nothing contained on the Site should be construed as granting, by implication or otherwise, any right, license or title to any of the Trademarks without the advance written permission of the Sponsors or such third party as may be appropriate. All rights are expressly reserved and retained by the Sponsors. Your misuse of any of the Trademarks displayed on the Site, or any other content on the Site, except as provided in these Terms and Conditions, is strictly prohibited. You are also advised that the Sponsors consider its intellectual property to be among its most valuable assets, and will aggressively enforce its intellectual property rights to the fullest extent of the law.
7. THIS SITE INCLUDES NEWS AND INFORMATION, COMMENTARY, AND OTHER CONTENT RELATING TO BLUCORA, INC. (THE "COMPANY"), INCLUDING BY PERSONS OR COMPANIES THAT ARE NOT AFFILIATED WITH THE SPONSORS ("THIRD PARTY CONTENT"). THE AUTHOR AND SOURCE OF ALL THIRD PARTY CONTENT AND DATE OF PUBLICATION IS CLEARLY AND PROMINENTLY IDENTIFIED. THIRD PARTY CONTENT IS AVAILABLE THROUGH FRAMED AREAS, THROUGH HYPERLINKS TO THIRD PARTY WEB SITES, OR IS SIMPLY PUBLISHED ON THE SITE. THE SPONSORS AND THEIR AFFILIATES HAVE NOT BEEN INVOLVED IN THE PREPARATION, ADOPTION OR EDITING OF THIRD PARTY CONTENT AND DO NOT EXPLICITLY OR IMPLICITLY ENDORSE

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7. THIS SITE INCLUDES NEWS AND INFORMATION, COMMENTARY, AND OTHER CONTENT RELATING TO BLUCORA, INC. (THE "COMPANY"), INCLUDING BY PERSONS OR COMPANIES THAT ARE NOT AFFILIATED WITH THE SPONSORS ("THIRD PARTY CONTENT"). THE AUTHOR AND SOURCE OF ALL THIRD PARTY CONTENT AND DATE OF PUBLICATION IS CLEARLY AND PROMINENTLY IDENTIFIED. THIRD PARTY CONTENT IS AVAILABLE THROUGH FRAMED AREAS, THROUGH HYPERLINKS TO THIRD PARTY WEB SITES, OR IS SIMPLY PUBLISHED ON THE SITE. THE SPONSORS AND THEIR AFFILIATES HAVE NOT BEEN INVOLVED IN THE PREPARATION, ADOPTION OR EDITING OF THIRD PARTY CONTENT AND DO NOT EXPLICITLY OR IMPLICITLY ENDORSE OR APPROVE SUCH CONTENT. THE PURPOSE OF MAKING THE THIRD PARTY CONTENT AVAILABLE IS TO PROVIDE RELEVANT INFORMATION TO STOCKHOLDERS OF THE COMPANY IN CONNECTION WITH THE ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY AT ITS 2021 ANNUAL MEETING OF STOCKHOLDERS AND THE MANAGEMENT AND AFFAIRS OF THE COMPANY IN GENERAL.
8. If any provision of the Terms and Conditions or any application thereof is held to be invalid or unenforceable for any reason, that provision shall be deemed severable and the remainder of the Terms and Conditions and the application of that provision in other situations shall not be affected.
9. YOU AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE SPONSORS FROM AND AGAINST ANY AND ALL THIRD PARTY CLAIMS, DEMANDS, LIABILITIES, COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, ARISING FROM OR RELATED TO ANY BREACH BY YOU OF ANY OF THE TERMS AND CONDITIONS OR APPLICABLE LAW, INCLUDING THOSE REGARDING INTELLECTUAL PROPERTY.
10. The Sponsors may at any time revise these Terms and Conditions by updating this posting.You are bound by any such revisions and should therefore periodically visit this page to review the then current Terms and Conditions to which you are bound.
11. The Sponsors know that the privacy of your personal information is important to you.Therefore, the Sponsors have established a Privacy Policy governing the use of this information, which is located at [https://www.ABetterBlucora.com/privacy-policy/].
12. The Sponsors own, protect and enforce copyrights in its own creative material and respects the copyright properties of others.Materials may be made available on or via the Site by third parties not within the control of the Sponsors. It is our policy not to permit materials known by us to be infringing to remain on the Site. You should notify us promptly if you believe any materials on the Site infringe a third party copyright. Upon our receipt of a proper notice of claimed infringement under the Digital Millennium Copyright Act ("DMCA"), the Sponsors will respond expeditiously to follow the procedures specified in the DMCA to resolve the claim between the notifying party and the alleged infringer who provided the content at issue, including, where applicable, by removing or disabling access to material claimed to be infringing or removing or disabling access to links to such material. Pursuant to the DMCA 17 U.S.C. 512(c), the Sponsors have designated its proxy solicitor, Saratoga Proxy Consulting LLC at (888) 368-0379, as its agent for notification of claims of copyright infringement with respect to information residing, at the direction of a user, on the Site. The contact information is:

Saratoga Proxy Consulting, LLC
520 8th Avenue, 14th Floor
New York NY 10018
(212) 257-1311

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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PARTY CONTENT AND DATE OF PUBLICATION IS CLEARLY AND PROMINENTLY IDENTIFIED. THIRD PARTY CONTENT IS AVAILABLE THROUGH FRAMED AREAS, THROUGH HYPERLINKS TO THIRD PARTY WEB SITES, OR IS SIMPLY PUBLISHED ON THE SITE. THE SPONSORS AND THEIR AFFILIATES HAVE NOT BEEN INVOLVED IN THE PREPARATION, ADOPTION OR EDITING OF THIRD PARTY CONTENT AND DO NOT EXPLICITLY OR IMPLICITLY ENDORSE OR APPROVE SUCH CONTENT. THE PURPOSE OF MAKING THE THIRD PARTY CONTENT AVAILABLE IS TO PROVIDE RELEVANT INFORMATION TO STOCKHOLDERS OF THE COMPANY IN CONNECTION WITH THE ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY AT ITS 2021 ANNUAL MEETING OF STOCKHOLDERS AND THE MANAGEMENT AND AFFAIRS OF THE COMPANY IN GENERAL.

8. If any provision of the Terms and Conditions or any application thereof is held to be invalid or unenforceable for any reason, that provision shall be deemed severable and the remainder of the Terms and Conditions and the application of that provision in other situations shall not be affected.
9. YOU AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE SPONSORS FROM AND AGAINST ANY AND ALL THIRD PARTY CLAIMS, DEMANDS, LIABILITIES, COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, ARISING FROM OR RELATED TO ANY BREACH BY YOU OF ANY OF THE TERMS AND CONDITIONS OR APPLICABLE LAW, INCLUDING THOSE REGARDING INTELLECTUAL PROPERTY.
10. The Sponsors may at any time revise these Terms and Conditions by updating this posting.You are bound by any such revisions and should therefore periodically visit this page to review the then current Terms and Conditions to which you are bound.
11. The Sponsors know that the privacy of your personal information is important to you.Therefore, the Sponsors have established a Privacy Policy governing the use of this information, which is located at [https://www.ABetterBlucora.com/privacy-policy/].
12. The Sponsors own, protect and enforce copyrights in its own creative material and respects the copyright properties of others.Materials may be made available on or via the Site by third parties not within the control of the Sponsors. It is our policy not to permit materials known by us to be infringing to remain on the Site. You should notify us promptly if you believe any materials on the Site infringe a third party copyright. Upon our receipt of a proper notice of claimed infringement under the Digital Millennium Copyright Act ("DMCA"), the Sponsors will respond expeditiously to follow the procedures specified in the DMCA to resolve the claim between the notifying party and the alleged infringer who provided the content at issue, including, where applicable, by removing or disabling access to material claimed to be infringing or removing or disabling access to links to such material. Pursuant to the DMCA 17 U.S.C. 512(c), the Sponsors have designated its proxy solicitor, Saratoga Proxy Consulting LLC at (888) 368-0379, as its agent for notification of claims of copyright infringement with respect to information residing, at the direction of a user, on the Site. The contact information is:

Saratoga Proxy Consulting, LLC
520 8th Avenue, 14th Floor
New York NY 10018
(212) 257-1311

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

© 2021 A Better BLUCORA. All rights reserved. Privacy Policy. Terms of Use. Legal Disclaimer.

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DISCLAIMER

The views expressed on this website represent the opinions of Ancora Catalyst Institutional, LP and the other participants in the solicitation (collectively, the "Participants"), which beneficially own shares of Blucora, Inc. (the "Company") and are based on publicly available information with respect to the Company. The Participants recognize that there may be confidential information in the possession of the Company that could lead it or others to disagree with the Participants' conclusions. The Participants reserve the right to change any of the opinions expressed herein at any time as they deem appropriate and disclaim any obligation to notify the market or any other party of any such changes. The Participants disclaim any obligation to update the information or opinions contained on this website.

Certain financial projections and statements made herein have been derived or obtained from filings made with the Securities and Exchange Commission ("SEC") or other regulatory authorities and from other third party reports. Neither the Participants nor any of their affiliates shall be responsible or have any liability for any misinformation contained in any third party SEC or other regulatory filing or third party report. There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the opportunities identified by the Participants herein are based on assumptions that the Participants believe to be reasonable as of the date of the materials on this website, but there can be no assurance or guarantee that actual results or performance of the Company will not differ, and such differences may be material.

The materials on this website are provided merely as information and are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security. The Participants currently beneficially own shares of the Company. It is possible that there will be developments in the future that cause the Participants from time to time to sell all or a portion of their holdings of the Company in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such shares.

Although the Participants believe the statements made in this website are substantially accurate in all material respects and does not omit to state material facts necessary to make those statements not misleading, the Participants make no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and the Participants expressly disclaim any liability relating to those statements or communications (or any inaccuracies or omissions therein). Thus, stockholders and others should conduct their own independent investigation and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant.

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This website may contain links to articles and/or videos (collectively, "Media"). The views and opinions expressed in such Media are those of the author(s)/speaker(s) referenced or quoted in such Media and, unless specifically noted otherwise, do not necessarily represent the opinion of the Participants.

This website may not be deemed to constitute solicitation material and is intended solely to inform stockholders so that they may make an informed decision regarding the proxy solicitation, as explained in greater detail below.

Cautionary Statement Regarding Forward-Looking Statements

The materials on this website contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "potential," "opportunity," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Participants. Although the Participants believe that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of these materials, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. The Participants will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

ANCORA STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR.

The participants in the proxy solicitation are anticipated to be Ancora Catalyst Institutional, LP ("Ancora Catalyst Institutional"), Ancora Catalyst, LP

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BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR.

The participants in the proxy solicitation are anticipated to be Ancora Catalyst Institutional, LP ("Ancora Catalyst Institutional"), Ancora Catalyst, LP ("Ancora Catalyst"), Ancora Merlin Institutional, LP ("Ancora Merlin Institutional"), Ancora Merlin, LP ("Ancora Merlin"), Ancora Advisors, LLC ("Ancora Advisors"), Ancora Alternatives LLC ("Ancora Alternatives"), Ancora Family Wealth Advisors, LLC ("Ancora Family Wealth"), The Ancora Group Inc. ("Ancora Inc."), Inverness Holdings LLC ("Inverness Holdings"), Ancora Holdings Inc. ("Ancora Holdings"), Frederick D. DiSanto, Cindy Schulze Flynn, Robert D. MacKinlay and Kimberly Smith Spacek.

As of the date hereof, Ancora Catalyst Institutional directly owns 750,948 shares of common stock, par value $0.0001 per share, of the Company (the "Common Stock"). As of the date hereof, Ancora Catalyst directly owns 60,242 shares of Common Stock. As of the date hereof, Ancora Merlin Institutional directly owns 745,641 shares of Common Stock. As of the date hereof, Ancora Merlin directly owns 64,822 shares of Common Stock. As of the date hereof, 2,000 shares of Common Stock were held in a certain managed account for which Ancora Advisors serves as the investment adviser to (the "Ancora Advisors SMAs"). As of the date hereof, 7,500 shares of Common Stock were held in a certain managed account for which Ancora Family Wealth serves as the investment adviser to (the "Ancora Family Wealth SMAs"). Ancora Alternatives, as the investment advisor and general partner to each of Ancora Catalyst Institutional, Ancora Catalyst, Ancora Merlin Institutional and Ancora Merlin, may be deemed to the beneficial owner of an aggregate of 1,621,653 shares of Common Stock owned by Ancora Catalyst Institutional, Ancora Catalyst, Ancora Merlin Institutional and Ancora Merlin. Ancora Inc., as the sole member of Ancora Advisors, may be deemed to beneficially own the 2,000 shares of Common Stock held in the Ancora Advisors SMAs. Inverness Holdings, as the sole member of Ancora Family Wealth, may be deemed the beneficial owner of the 7,500 shares of Common Stock held in the Ancora Family Wealth SMAs. Ancora Holdings, as the sole member of each of Ancora Alternatives and Inverness Holdings and the sole shareholder of Ancora Inc., may be deemed the beneficial owner of an aggregate of 1,631,153 shares of Common Stock owned by Ancora Catalyst Institutional, Ancora Catalyst, Ancora Merlin Institutional, Ancora Merlin and held in the Ancora Advisors SMAs and Ancora Family Wealth SMAs. Mr. DiSanto, as the Chairman and Chief Executive Officer of Ancora Holdings, may be deemed the beneficial owner of 1,631,153 shares of Common Stock owned by Ancora Catalyst Institutional, Ancora Catalyst, Ancora Merlin Institutional, Ancora Merlin and held in the Ancora Advisors SMAs and Ancora Family Wealth SMAs. As of the date hereof, neither Mr. MacKinlay nor Mses. Flynn and Spacek own any shares of Common Stock.

This communication is not a solicitation of a proxy, which may be done only pursuant to a definitive proxy statement.

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